INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 11. INCOME TAXES

The Company will generally not be subject to federal income tax on its REIT taxable income to the extent that it distributes its REIT taxable income to its stockholders and satisfies the ongoing REIT requirements, including meeting certain asset, income and stock ownership tests. A REIT must generally distribute at least 90% of its REIT taxable income to its stockholders, of which 85% generally must be distributed within the taxable year, in order to avoid the imposition of an excise tax. The remaining balance may be distributed up to the end of the following taxable year, provided the REIT elects to treat such amount as a prior year distribution and meets certain other requirements.

REIT taxable income (loss) is computed in accordance with the Code, which is different than the Company’s financial statement net income (loss) computed in accordance with GAAP. Book to tax differences primarily relate to the recognition of interest income on RMBS, unrealized gains and losses on RMBS, and the amortization of losses on derivative instruments that are treated as hedges for tax purposes.

As of December 31, 2020, we had distributed all of our estimated REIT taxable income through fiscal year 2020. Accordingly, no income tax provision was recorded for 2020, 2019 and 2018.